Exhibit 99.6

      Execution Copy

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 22, 2015, by and among Quest Patent Research Corporation, a Delaware corporation, with headquarters located at 411 Theodore Fremd Avenue, Suite 206S, Rye, New York, 10580 (the “Company”), and United Wireless Holdings, Inc., a Delaware corporation, with headquarters located at 301 Congress Avenue, Suite 1275, Austin, Texas 78701 (“Buyer”).

WHEREAS:

A.             In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to Buyer (i) secured convertible notes of the Company (the “Notes”), which will, among other things, upon a Conversion Eligible Event of Default (as defined in the Note), be convertible into the Company's common stock, par value $0.00003 per share (the “Common Stock”) (as converted, collectively, the “Conversion Shares”) and (ii) 50,000,000 shares of Common Stock (the “Shares”), and (iii) a Purchase Option exercisable to purchase up to 50,000,000 additional shares of Common Stock (the “Purchase Option Shares”) in accordance with the terms of the Purchase Option.

B.             In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.           DEFINITIONS.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a)             “Additional Effective Date” means the date the Additional Registration Statement is declared effective by the SEC.

(b)             “Additional Effectiveness Deadline” means (i) in the event that the Additional Registration Statement is not subject to a review by the SEC, the date which is ten (10) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline or (ii) in the event that the Additional Registration Statement is subject to a full review by the SEC, ninety (90) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline.

(c)             “Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

(d)             “Additional Filing Deadline” means if Cutback Shares are required to be included in any Additional Registration Statement, the later of (i) the date forty five (45) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold; provided, however, that if such date occurs at a time when the Company is not able to file an Additional Registration Statement because of its inability due to SEC requirements to file with financial statements for the nine months ended September 30, the Additional Filing Deadline shall mean the third Business Day following the earlier of the date on which the Company files or the date on which it is required to file (without any extensions) its Form 10-K Annual Report for the applicable year; and (ii) the date six (6) months from the Initial Effective Date or the most recent Additional Effective Date, as applicable. With respect to the Registrable Conversion Securities, the Additional Filing Deadline shall be determined pursuant to Section 2(b)(ii).

(e)             “Additional Registrable Securities” means, (i) any Cutback Shares not previously included on a Registration Statement, (ii) the Registrable Conversion Shares from and after the date the holders request registration of the Registrable Conversion Shares and as to the number of Registrable Conversion Shares for which registration has been requested, and (ii) any capital stock of the Company issued or issuable with respect to the such shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise pursuant to Rule 416 of the SEC pursuant to the 1933 Act.

(f)             “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

(g)             “Additional Required Registration Amount” means (I) any Cutback Shares not previously included on a Registration Statement, all subject to adjustment as provided in Section 2(e) or (II) such other amount as may be required by the staff of the SEC pursuant to Rule 415, in each case without regard to any limitations on conversion, amortization and/or redemption of the Notes or exercise of the Purchase Option.

(h)             “Business Day” means any day other than Saturday, Sunday or any other day on which either commercial banks in the City of New York are authorized or required by law to remain closed or the New York Stock Exchange, Inc. is not open for a full business day.

(i)             “Buyer” means the Buyer and any transferees or assignees thereof to whom Buyer assigns all or part of its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferees or assignees thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(j)             “Cutback Shares” means any of the Initial Required Registration Amount or the Additional Required Registration Amount (without regard to clause (II) in the definition thereof) of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415. For the purpose of determining the Cutback Shares, in order to determine any applicable Required Registration Amount, unless a Buyer gives written notice to the Company to the contrary with respect to the allocation of its Cutback Shares, first the Conversion Shares shall be excluded on a pro rata basis until all of the Conversion Shares have been excluded, second the Purchase Option Shares shall be excluded on a pro rata basis until all of the Purchase Option Shares have been excluded, and thereafter the Shares shall be excluded on a pro rata basis.

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(k)             “Effective Date” means the Initial Effective Date and the Additional Effective Date, as applicable.

(l)              “Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

(m)            “Eligible Market” means the Principal Market, or any exchange or market that is operated by The New York Stock Exchange, Inc., NASDAQ, or OTC Markets or other similar over-the-counter markets.

(n)             “Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

(o)             “Initial Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(p)             “Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

(q)             “Initial Effectiveness Deadline” means the date which is (i) in the event that the Initial Registration Statement is not subject to a full review by the SEC, one hundred twenty (120) calendar days after the Initial Closing Date or (ii) in the event that the Initial Registration Statement is subject to a full review by the SEC, one hundred eighty (180) calendar days after the Initial Closing Date. A review by the SEC shall be deemed to be a full review unless the SEC expressly advised the Company or its counsel that the review is less than a full review.

(r)              “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

(s)             “Initial Filing Deadline” means the date which is sixty (60) calendar days after the Initial Closing Date.

(t)              “Initial Registrable Securities” means (i) the Shares and (ii) the Purchase Option Shares issued or issuable upon exercise of the Purchase Option and (iii) any capital stock of the Company issued or issuable with respect to the Shares or the Purchase Option Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, pursuant to Rule 416 of the SEC pursuant to the 1933 Act or exercise of the Purchase Option.

(u)             “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

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(v)             “Initial Required Registration Amount” means (i) the Shares and (ii) the Purchase Option Shares issued and issuable pursuant to the Purchase Option, subject to adjustment for stock splits, stock dividends, reclassifications, reorganizations, recapitalizations, combinations, reverse stock splits or other similar events pursuant to Rule 416. Notwithstanding the foregoing, the Initial Required Registration Amount shall be reduced to such maximum lesser amount as may be required by the staff of the SEC (x) pursuant to Rule 415 or (y) pursuant to the SEC's rules regarding shares allowed to be registered, with any cutback applied pro rata to all Buyers, in each case without regard to any limitations on conversion, amortization and/or redemption of the Notes or exercise of the Purchase Option; provided, that in no event (other than pursuant to clause (x) above) shall the Initial Required Registration Amount be less than, nor shall the Company be relieved from registering an Initial Required Registration Amount of at least, 100% of the sum of (i) the Shares and (ii) the Purchase Option Shares issued and issuable pursuant to the Purchase Option.

(w)            “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(x)              “Principal Market” has the meaning ascribed thereto in the Notes.

(y)             “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(z)              “Registrable Conversion Securities” means the shares of Common Stock issuable upon conversion of outstanding Notes.

(aa)            “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

(bb)           “Registration Statement” means the Initial Registration Statement and the Additional Registration Statement, as applicable.

(cc)            “Required Holders” means the holders of at least a majority of the Registrable Securities (other than Conversion Shares) after giving effect to the exercise of the Purchase Option in full.

(dd)            “Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

(ee)            “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(ff)             “SEC” means the United States Securities and Exchange Commission.

(gg)           “Trading Day” means any day on which the Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

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2.           REGISTRATION.

(a)           Initial Mandatory Registration.  The Company shall prepare, and, as soon as practicable but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-1 covering the resale of all of the Initial Registrable Securities. The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(e). The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

(b)          Additional Mandatory Registrations.

(i)        Subject to Section 2(b)(ii), the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-1 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(e). The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

(ii)       The Company shall not be required to file an Addition Registration Statement with respect to the Registrable Conversion Shares until sixty (60) days after the Company shall have received notice from the Holders requesting registration of the Registrable Conversion Shares, and such Additional Registration Statement shall include such number of shares of Common Stock for which registration has been requested pursuant to this Section 2(b)(ii); provided, however, that if the date described in this Section 2(b)(ii) occurs at a time when the Company is not able to file an Additional Registration Statement because of its inability due to SEC requirements to file with financial statements for the nine months ended September 30, the Additional Filing Deadline shall mean the third Business Day following the earlier of the date on which the Company files or the date on which it is required to file (without any extensions) its Form 10-K Annual Report for the applicable year.

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(c)           Allocation of Registrable Securities.  The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Buyers based on the number of Registrable Securities held by each Buyer at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In the event that a Buyer sells or otherwise transfers any of such Buyer's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Buyers, pro rata based on the number of Registrable Securities then held by such Buyers which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

(d)           Legal Counsel.  Subject to Section 5 hereof, the Required Holders shall have the right, at their expense, to select one legal counsel to review any registration pursuant to this Section 2 on behalf of the Holders (“Legal Counsel”) which shall be CKR Law LLP or such other counsel as thereafter designated by the Required Holders. The Company, its legal counsel and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

(e)           Sufficient Number of Shares Registered.  In the event that the number of shares available under the Registration Statement filed pursuant to Section 2(a) or Section 2(b) is insufficient to cover the Required Registration Amount of Registrable Securities required to be covered by such Registration Statement or a Buyer's allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall amend the applicable Registration Statement, or file a new Registration Statement, or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Notwithstanding the foregoing, if the number of shares available under the Registration Statement is sufficient to cover the sale of the Shares and the shares issuable upon exercise of the Purchase Option, and the Note has not become convertible, the shares not included in the Registration Statement shall be included in an Additional Registration Statement to be filed by the Additional Filing Deadline. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the total of the Shares plus the Purchase Option Shares plus the number of shares which would be issuable upon conversion of the Note as of the date such computation is being made if the Notes were then convertible in full. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion, amortization and/or redemption of the Notes and such calculation shall assume (i) that the outstanding Notes are then convertible in full into shares of Common Stock at the then prevailing conversion rate (ii) the then outstanding principal amount of the Notes remains outstanding through the scheduled Maturity Date (as defined in the Notes) and no redemptions of the Notes occur prior to the scheduled Maturity Date and (iii) the Purchase Option is then exercisable in full into shares of Common Stock.

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(f)            Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) the Initial Registration Statement when declared effective fails to register the Initial Registration Amount of Initial Registrable Securities, (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the applicable Effectiveness Deadline, (an “Effectiveness Failure”) or (iii) on any day after the applicable Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement or otherwise (including, without limitation, because of the suspension of trading or any other limitation imposed by an Eligible Market but excluding suspensions affecting the market generally, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), (A) the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one and one-half percent (1.5%) of the aggregate purchase price paid for such Buyer's Registrable Securities included in such Registration Statement thirty days after each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; (iii) the initial day of a Maintenance Failure; (iv) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (v) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (vi) on the thirtieth day after the date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured. Notwithstanding the foregoing, no payment, pursuant to this Section 2(f), shall be payable with respect to any Notes which shall not have been issued or are no longer outstanding as of the date on which the computation is being made. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, no Registration Delay Payment shall be payable with respect to a Filing Failure if the Registration Statement is declared effective by the Required Effective Date, and in determining the amount of the Registration Delay Payments, references to Registrable Securities shall mean only (i) the Shares, (ii) those Purchase Option Shares with respect to which the Purchase Option is then exercisable, and (iii), with respect to an Additional Registration Statement filed pursuant to Section 2(b)(ii), only if an event has occurred which makes the Notes convertible.

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3.            RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b) or 2(e), the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)             The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Buyers may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Buyers shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company is advised by the SEC examiner that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

(b)             The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. If amendments and supplements to a Registration Statement are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

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(c)             The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. Notwithstanding any other provision of this Agreement, the Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel. The Company shall furnish to Legal Counsel, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement and any documents relating to the Registration Statement which are not filed on EDGAR; provided, that the Company shall not be required to provide Legal Counsel with the non-redacted copy of any exhibit for which confidential treatment has been requested or obtained.). The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

(d)             The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Buyer of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Buyers may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Buyer who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(e)             The Company shall notify Legal Counsel and each Buyer in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver as many copies of such supplement or amendment to Legal Counsel and each Buyer as such Persons may reasonably request. The Company shall also promptly notify Legal Counsel in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel by email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the second date following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

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(f)             The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g)             If any Buyer is required under applicable securities laws to be described in the Registration Statement as an underwriter or a Buyer believes that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall cooperate with such Buyer to provide any information reasonably required as a result of such determination to (i) such Buyer, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Buyers (collectively, the “Inspectors”). Each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Buyer) or use of any information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act; provided, however, that the Buyer shall not sell Securities pursuant to the Registration Statement or otherwise engage in transactions in the Company’s securities until the Company makes such disclosure in an amendment or supplement to the Registration Statement, which the Company shall make as promptly as commercially reasonable consistent with its obligations under the Purchase Agreement, (b) the release of such information is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information has been made generally available to the public other than by disclosure in violation of this Agreement. Each Buyer agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Buyer) shall be deemed to limit the Buyers' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations and the Buyers’ agreements with the Company.

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(h)             The Company shall hold in confidence and not make any disclosure of information concerning a Buyer provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Buyer and allow such Buyer, at the Buyer's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i)             The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the OTC Markets. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(j)             The Company shall cooperate with the Buyers who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend if such shares are sold pursuant to the registration statement to a person who is not an affiliate of the Company) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Buyers may reasonably request and registered in such names as the Buyers may request.

(k)            If requested by a Buyer, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as a Buyer reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Buyer holding any Registrable Securities.

(l)             The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(m)            The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

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(n)             Notwithstanding anything to the contrary herein, at any time, if (i) there is material non-public information regarding the Company which the Company's Board of Directors (the “Board”) determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company's best interest to disclose and the Company is not otherwise required to disclose, or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then the Company may suspend effectiveness of a registration statement for a period (“Grace Period”); provided that the Company may not suspend effectiveness of a registration statement under this Section 3(o) for more than twenty (20) consecutive days or for more than sixty (60) days in the aggregate during any three hundred sixty-five (365) day period and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period; provided, further, that no such suspension shall be permitted arising out of the same set of facts, circumstances or transactions; and provided, further, that the Company shall promptly notify the Buyers in writing of (x) the date on which the Grace Period will begin and (y) the date on which the Grace Period ends (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Buyer receives the notice referred to in clause (x) of the last proviso of the preceding sentence and shall end on and include the later of the date the Buyer receives the notice referred to in clause (y) of the last proviso of the preceding sentence and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Buyer in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Buyer has entered into a contract for sale, prior to the Buyer's receipt of the notice of a Grace Period and for which the Buyer has not yet settled. If an event described in this Section 3(n) shall have occurred prior to the effectiveness of the Registration Statement the Required Filing Date and Required Effective Date shall be adjusted in the manner set forth in this Section 3(n).

(o)             Unless otherwise required by law, neither the Company nor any Subsidiary or affiliate thereof shall identify any Buyer as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Buyer being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement) without the prior approval of such Buyer. A statement in the Registration Statement to the effect that a seller may be deemed to be an underwriter shall not be deemed to be a violation of this Section 3(p).

(p)             Except as may be permitted by the Securities Purchase Agreement, the Company shall not file any other registration statements until, or grant registration rights to any Person that can be exercised prior to the time that, all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the SEC, provided that this Section 3(q) shall not prohibit the Company from filing amendments (pre-effective and post-effective) to registration statements filed prior to the date of this Agreement; provided that no such amendment shall increase the number of securities registered on a registration statement. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyer in this Agreement or otherwise conflicts with the provisions hereof. The filing of a registration statement on Form S-8 shall not be deemed a violation of this Section 3(q).

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4.           OBLIGATIONS OF THE BUYER.

(a)             At least three (3) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Buyer in writing of the information the Company requires from each such Buyer if such Buyer elects to have any of such Buyer's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Buyer that such Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it and any relationship between such Buyer and the Company as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)             Each Buyer, by such Buyer's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Buyer has notified the Company in writing of such Buyer's election to exclude all of such Buyer's Registrable Securities from such Registration Statement.

(c)             Each Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Buyer will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Buyer's receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Buyer in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Buyer has entered into a contract for sale prior to the Buyer's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Buyer has not yet settled. Each Buyer shall also comply with all lock-up restrictions to which any Registrable Securities are subject.

(d)             Each Buyer covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.           EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

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6.           INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)             To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Buyer, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Buyer within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim as provided in Section 6(b). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not apply to expenses or damages which arise out of an Indemnified Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 9.

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(b)             In connection with any Registration Statement in which a Buyer is participating, each such Buyer agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Buyer expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Buyer shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Buyer, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Buyer shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Buyer as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 9.

(c)             Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Buyers holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

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(d)             The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)             The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.           CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.           REPORTS UNDER THE 1934 ACT.

With a view to making available to the Buyer the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Buyer to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)             make and keep public information available, as those terms are understood and defined in Rule 144;

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(b)             file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 including those reports and documents that would be required to be filed by the Company if its common stock were registered under Section 12 of the 1934 Act ; and

(c)             furnish to each Buyer so long as such Buyer owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.

9.           ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Buyers to any transferee of all or any portion of such Buyer's Registrable Securities if: (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned and (c) any other information which the Company requests in order to reflect such transferee as a selling stockholder in the Registration Statement; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of applicable law and the Securities Purchase Agreement.

10.         AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Buyer relative to the comparable rights and obligations of the other Buyers shall require the prior written consent of such adversely affected Buyer. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Buyer and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

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11.          MISCELLANEOUS.

(a)           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and delivered in accordance with Section 9(f) of the Securities Purchase Agreement, which Section 9(f) shall be deemed to have been incorporated herein by reference and shall apply to the terms and provisions of this Agreement and the parties hereto mutatis mutandis.

(c)           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)           If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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(f)           This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g)          Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h)          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)           This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j)           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)          All consents and other determinations required to be made by the Buyers pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the outstanding Notes then held by the Buyers have been converted for Registrable Securities without regard to any limitations on redemption, amortization and/or conversion of the Notes and the outstanding Purchase Options then held by Buyers have been exercised for Registrable Securities without regard to any limitations on exercise of the Purchase Options.

(l)           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(m)         This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)          The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no provision of this Agreement is intended to confer any obligations on any Buyer vis-à-vis any other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon Scahill
Name:	Jon Scahill
Title:	Chief Executive Officer

BUYER:

UNITED WIRELESS HOLDINGS, INC.

By:	/s/ Andrew C. Fiton
Name:	Andrew C. Fiton
Title:	Chief Executive Officer